SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 28, 2004
Date of Report (Date of earliest event reported)

VIROLOGIC, INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-30369 (Commission File Number)	94-3234479 (I.R.S. Employer Identification No.)

345 Oyster Point Blvd.
South San Francisco, California 94080
(650) 635-1100
(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 5.   Other Events

     On May 28, 2004, ViroLogic, Inc., a Delaware corporation (“ViroLogic”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Apollo Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ViroLogic (“Merger Sub I”), Apollo Merger Subsidiary, LLC, a Delaware limited liability company and wholly-owned subsidiary of ViroLogic (“Merger Sub II”) and ACLARA BioSciences, Inc., a Delaware corporation (“ACLARA”). Pursuant to the Merger Agreement, Merger Sub I will merge with and into ACLARA, with ACLARA surviving as a wholly-owned subsidiary of ViroLogic (the “Merger I”), and immediately after the effectiveness of Merger I, ACLARA as the surviving entity will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of ViroLogic (“Merger II,” and together with Merger I, the “Transaction”). The completion of the Transaction is subject to several conditions, including (i) the approval of Merger I by holders of a majority of the outstanding shares of common stock of ACLARA, (ii) the approval of the issuance of the ViroLogic shares of common stock in Merger I by holders of a majority of the outstanding shares of common stock of ViroLogic present or represented by proxy at the stockholders meeting held to vote for such approval, and (iii) the approval of an amendment to ViroLogic’s Amended and Restated Certificate of Incorporation, to increase the number of shares of common stock authorized thereunder (the “ViroLogic Charter Amendment”), by holders of a majority of the outstanding shares of common stock of ViroLogic.

     Under the terms of the Merger Agreement, each outstanding share of ACLARA common stock will be exchanged for 1.7 shares of ViroLogic common stock and 1.7 Contingent Value Rights (“CVR”). The CVR’s will be governed by a Contingent Value Rights Agreement to be executed by ViroLogic and a trustee prior to Merger I.

     In connection with the Merger Agreement, ViroLogic entered into voting agreements with the executive officers and directors of ACLARA (the “ACLARA Stockholders”), and ACLARA entered into voting agreements with the executive officers and directors of ViroLogic (the “ViroLogic Stockholders”). The ACLARA Stockholders, collectively, own less than 5% of the outstanding shares of ACLARA’s common stock, and the ViroLogic Stockholders, collectively, own less than 5% of the outstanding shares of ViroLogic’s common stock. Pursuant to the respective voting agreements each of the ViroLogic Stockholders has agreed to vote in favor of the issuance of the shares of ViroLogic common stock in Merger I and in favor of the ViroLogic Charter Amendment, and each of the ACLARA Stockholders has agreed to vote in favor of the adoption of the Merger Agreement and Merger I.

     The foregoing description of the Transaction, the Merger Agreement, the voting agreements and the Contingent Value Rights is qualified in its entirety by reference to the Merger Agreement, the Contingent Value Rights Agreement and the voting agreements, and the joint press release dated June 1, 2004 issued by ViroLogic and ACLARA, attached hereto as Exhibits 99.1 through 99.5, respectively, and incorporated herein by reference.

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Item 7.   Exhibits.

99.1	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2004, by and among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

99.2 (1)	Form of Contingent Value Rights Agreement.

99.3	Form of Voting Agreement, dated as of May 28, 2004, by and between ViroLogic, Inc., a Delaware corporation, and certain officers and directors of ACLARA BioSciences, Inc., a Delaware corporation.

99.4	Form of Voting Agreement, dated as of May 28, 2004, by and between ACLARA BioSciences, Inc., a Delaware corporation, and certain officers and directors of ViroLogic, Inc., a Delaware corporation.

99.5	Joint Press Release, dated June 1, 2004.

(1)	Incorporated by reference to the Current Report on Form 8-K filed by ACLARA BioSciences, Inc. on June 1, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROLOGIC, INC.

Dated: June 1, 2004	By:	/s/ William D. Young

William D. Young Chief Executive Officer

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INDEX TO EXHIBITS

99.1	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2004, by and among ViroLogic, Inc., a Delaware corporation, Apollo Acquisition Sub, Inc., a Delaware corporation, Apollo Merger Subsidiary, LLC, a Delaware limited liability company and ACLARA BioSciences, Inc., a Delaware corporation.

99.2 (1)	Form of Contingent Value Rights Agreement.

99.3	Form of Voting Agreement, dated as of May 28, 2004, by and between ViroLogic, Inc., a Delaware corporation, and certain officers and directors of ACLARA BioSciences, Inc., a Delaware corporation.

99.4	Form of Voting Agreement, dated as of May 28, 2004, by and between ACLARA BioSciences, Inc., a Delaware corporation, and certain officers and directors of ViroLogic, Inc., a Delaware corporation.

99.5	Joint Press Release, dated June 1, 2004.

(1)	Incorporated by reference to the Current Report on Form 8-K filed by ACLARA BioSciences, Inc. on June 1, 2004.